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ARES CAPITAL CORPORATION
ANNOUNCES TRANSFERABLE RIGHTS OFFERING

New York, NY, March 24, 2008—Ares Capital Corporation (NASDAQ: ARCC) announced today that its Board of Directors has approved the terms of a transferable rights offering to purchase shares of its common stock.

The Company will issue to stockholders of record on March 24, 2008 transferable rights to subscribe for an aggregate of up to 24,228,030 shares of the Company's common stock. Each record date stockholder is being issued one transferable right for every three shares of the Company's common stock owned on the record date. The rights entitle each holder to acquire at the subscription price one share of our common stock for every right held. The rights will be listed for trading on The NASDAQ Global Select Market under the symbol "ARCCR" and are expected to begin trading on March 25, 2008. Rights may be exercised at any time during the subscription period, which commences on March 25, 2008, and ends at 5:00 p.m., New York City time, on April 21, 2008, the expiration date, unless the subscription period is extended by the Company (the "Expiration Date"). Rights holders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company's common stock that were not subscribed for by other holders (the "Over-Subscription Privilege").

Ares Investments LLC, a current stockholder and an affiliate of our investment adviser, Ares Capital Management, has indicated that it intends to over-subscribe for up to a total investment of $50 million in shares of our common stock. Any over-subscription by Ares Investments will be effected in accordance with the pro-rata allocation of shares in connection with the Over-Subscription Privilege.

The subscription price for the shares to be issued pursuant to the rights will be 95% of the volume-weighted average of the sales prices of the Company's shares of common stock on The NASDAQ Global Select Market for the ten consecutive trading days ending on the Expiration Date. Because the subscription price will be determined on the Expiration Date, rights holders will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for pursuant to their basic subscription rights and, if eligible, any additional shares subscribed for pursuant to the Over-Subscription Privilege at the estimated subscription price disclosed in the Prospectus (and may be required to pay an additional amount or receive a partial refund, depending on the final subscription price). The Company has the right to terminate the offering prior to delivery of the common stock if the subscription price is less than 70% of the net asset value attributable to a share of common stock disclosed in the most recent periodic report the Company filed with the SEC. In the event the offering is terminated, the rights will expire without value.

IMPORTANT DATES*
Record Date	March 24, 2008
Subscription Period	from March 25, 2008 to April 21, 2008
Rights expected to begin trading on NASDAQ	March 25, 2008
Last Day Rights May Be Traded	April 18, 2008
Expiration Date	April 21, 2008
Deadline for Delivery of Subscription Certificates and Payment for Shares	April 21, 2008
Deadline for Delivery of Notice of Guaranteed Delivery	April 21, 2008
Confirmations Mailed to Participants	May 5, 2008
Final Payment for Over-subscription Shares	May 19, 2008

*
All end dates subject to extension if the Company extends the Expiration Date.

The Company expects to use the net proceeds of this offering for general corporate purposes, which includes investing in portfolio companies in accordance with the Company's investment objective and strategies, and repaying indebtedness.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Ares Capital Corporation before investing. The prospectus contains this and other information about Ares Capital Corporation. The prospectus should be read carefully before investing. A copy of the final prospectus to the offering may be obtained from Georgeson Inc., the Information Agent, 199 Water Street, 26th Floor, New York, NY 10038, (866) 203-9356.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC, J.P. Morgan Securities Inc., BMO Capital Markets Corp. and SunTrust Robinson Humphrey, Inc. will act as Dealer Managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT ARES CAPITAL CORPORATION

Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company. Ares Capital Corporation has elected to be regulated as a business development company under the Investment Company Act of 1940. Its investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component, and, to a lesser extent, in equity investments in private U.S. middle market companies.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Ares Capital Corporation undertakes no duty to update any forward-looking statements made herein.

AVAILABLE INFORMATION

Ares Capital Corporation's filings with the Securities and Exchange Commission (including the prospectus), press releases, earnings releases and other financial information are available on its website at www.arescapitalcorp.com.

CONTACT

Richard S. Davis
Ares Capital Corporation
310-201-4200

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ARES CAPITAL CORPORATION ANNOUNCES TRANSFERABLE RIGHTS OFFERING